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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                  June 16, 1998

                              IMC Securities, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                     333-48429-02               59-3284026
----------------------------    ------------------------     -------------------
(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)

5901 East Fowler Avenue
     Tampa, Florida                                               33617-2362
-----------------------                                           ----------
 (Address of Principal                                            (Zip Code)
   Executive Offices)

        Registrant's telephone number, including area code (813) 984-8801
                                                           --------------

          ------------------------------------------------------------
          (Former name or former address, if changed since last report)

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



Item 5.  Other Events.

         In connection with the offering of IMC Adjustable Rate Home Equity Loan Asset Backed Notes, Series 1998-4, described in a Prospectus Supplement to be dated as of June 19, 1998, certain "Computational Materials" within the meaning of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)   Not applicable

         (b)   Not applicable

         (c)   Exhibits:

         99.1 Related Computational Materials furnished by PaineWebber Incorporated

         99.2 Related Computational Materials furnished by Bear, Stearns & Co. Inc.

         99.3 Related Computational Materials furnished by Deutsche Bank Securities Inc.

         99.4 Related Computational Materials furnished by Nomura Securities International, Inc.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               IMC SECURITIES, INC,
                                    as Depositor



                               By: /s/ Thomas Middleton
                                   --------------------

                                   Name:  Thomas Middleton
                                   Title: President and Chief Operating Officer



Dated: June 17, 1998




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                                  EXHIBIT INDEX

Exhibit No.      Description                                                     Page No.

99.1             Related Computational Materials furnished by Paine Webber
                 Incorporated

99.2             Related Computational Materials furnished by Bear, Stearns
                 & Co. Inc.

99.3             Related Computational Materials furnished by Deutsche
                 Bank Securities Inc.

99.4             Related Computational Materials furnished by Nomura
                 Securities International, Inc.